UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of The Securities Exchange
                           Act of 1934 Date of Report

               (Date of earliest event reported): November 8, 2006

                                  MOD-PAC CORP.
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             (Exact name of registrant as specified in its charter)


        NEW YORK                      0-50063                   16-0957153
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


        1801 Elmwood Avenue Way, Buffalo, New York              14207
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         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (716) 873-0640
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

        On November 8, 2006, MOD-PAC CORP. issued a press release relating to its financial results for the quarter ended September 30, 2006 that is furnished with this report as Exhibit 99.1

Item 9.01       Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number            Description
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99.1                      Press Release of MOD-PAC CORP. dated November 8, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MOD-PAC CORP.


Date:    November 8, 2006               By:/S/ DANIEL G. KEANE
                                           -------------------------------------
                                           Daniel G. Keane
                                           President and Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit Number         Description
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99.1                   Press Release of MOD-PAC CORP. dated November 8, 2006